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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported):  February 11, 1999
                               COREL CORPORATION
            (Exact name of Registrant as specified in its Charter)

                        Commission File Number 0-20562



             CANADA                                NOT APPLICABLE
  (State or other jurisdiction of                 (I.R.S. Employer
  incorporation or organization)                  Identification No.)


1600 CARLING AVENUE, OTTAWA, ONTARIO, CANADA           K1Z 8R7
  (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (613) 728-8200
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ITEM 5.        OTHER EVENTS

         ADOPTION OF SHAREHOLDER RIGHTS PLAN

On February 11, 1999, the Board of Directors of Corel Corporation (the "Company") declared a distribution of one common share purchase right (a "Right") in respect of each common share outstanding at the Close of Business on February 25, 1999 (the "Record Time"). In addition, one Right shall be issued with each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time, as such terms are defined in the Shareholder Rights Plan Agreement (the "Rights Agreement"). Capitalized terms not defined herein will have the meanings given to them in the Rights Agreement, which is attached hereto as an exhibit. Each right entitles the holder thereof, after the Separation Time, to purchase one Common Share of the Corporation for the Exercise Price as at the Business Day immediately preceding Separation Time. In the event that any Person becomes an Acquiring Person (a "Flip-in Event"), each Right shall thereafter constitute the right to purchase from the Company, that number of Common Shares of the Corporation as have an aggregate Market Price on the date of occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price.
This right shall be adjusted in the event that at any time after the Record Time and prior to the Expiration Time, (i) a dividend in Voting Shares or Convertible Securities is declared or paid, (ii) the outstanding Common Shares are subdivided or changed into a greater number of Common Shares, (iii) the outstanding Common Shares are consolidated or changed into a smaller number of Common Shares, or (iv) Voting Shares (or Convertible Securities in respect thereof) are issued in lieu of or in exchange for existing Common Shares. The description and terms of the Rights are set forth in the Rights Agreement between the Company and Montreal Trust Company of Canada, as Rights Agent, which is included as Exhibit 4.1 hereto. The Company's shareholder rights plan will be submitted for approval by the Company's stockholders at the annual and special shareholders' meeting scheduled for April 14, 1999, and the plan will be operative until that meeting.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(C)  LISTING OF EXHIBITS

Exhibit
Number       Description
------       -----------

4.1 Shareholder Rights Plan Agreement dated February 11, 1999 between the Company and Montreal Trust Company of Canada, as Rights Agent, which includes as Exhibit A the Form of Rights Certificate.

99.1         Press release of the Company dated February 11, 1999.

99.2         Press release of the Company dated February 25, 1999.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 19, 1999

                                             COREL CORPORATION

                                        By: /s/ Dr. Michael C.J. Cowpland
                                           ------------------------------------
                                             Dr. Michael C.J. Cowpland

                                             Chairman of the Board, President,
                                             Chief Executive Officer
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                                 EXHIBIT INDEX


Exhibit
Number       Description
------       -----------

4.1 Shareholder Rights Plan Agreement dated February 11, 1999 between the Company and Montreal Trust Company of Canada, as Rights Agent, which includes as Exhibit A the Form of Rights Certificate.

99.1         Press release of the Company dated February 11, 1999.

99.2         Press release of the Company dated February 25, 1999.